UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 22, 2020
(January 17, 2020)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 21, 2020, Charles N. Eldred was appointed Executive Vice President, Corporate Development and Finance and will no longer serve as the Company’s principal financial officer. Also, effective January 21, 2020, Joseph D. Tarry, the Company’s Vice President, Controller and Treasurer, was appointed Senior Vice President and Chief Financial Officer. Mr. Tarry will serve as the Company’s principal financial officer and will no longer serve as the Company’s principal accounting officer.

Mr. Tarry joined the Company in 1996 and has overseen the corporate financial planning, budgeting, tax, accounting, and treasury functions. Prior to his position as Vice President, Controller and Treasurer, Mr. Tarry held the role of Vice President, Customer Service and Chief Information Officer. Mr. Tarry is a Certified Public Accountant in the State of New Mexico.

Effective January 21, 2020, Henry E. Monroy was appointed Vice President and Controller. In such capacity, Mr. Monroy will also serve as the Company’s principal accounting officer.

Henry Monroy, 41, joined the Company in 2003 and most recently served as the Company’s Utility Operations Controller. Mr. Monroy has served in numerous positions within the Company’s accounting, revenue and budget functions, including Controller Group Senior Analyst, Controller Group Project Manager, Wholesale Power Marketing Energy Accounting Manager, Energy Analysis Accounting Manager, Revenue Requirements Manager, Utility Accounting Director, Cost of Service & Corporate Budget Director, Audit & Cost of Service Director, and Budget, Cost of Service & General Accounting Director. Mr. Monroy is a Certified Public Accountant in the State of New Mexico.

Currently, Mr. Monroy’s compensation consists of base salary of $221,781 and a target bonus equal to 25% of base salary. He also is eligible to receive certain long-term equity grants, which in 2019 equaled $40,000 in restricted stock rights.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: January 22, 2020	/s/ Patrick V. Apodaca
Patrick V. Apodaca
Senior Vice President, General Counsel and Secretary
(Officer duly authorized to sign this report)